UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2021

YUNHONG CTI LTD.

(Exact name of registrant as specified in charter)

Illinois	000-23115	36-2848943
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22160 N. Pepper Road Lake Barrington, IL 60010

(Address of principal executive offices) (Zip Code)

(847) 382-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CTIB	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on a Current Report on Form 8-K of Yunhong CTI Ltd. (the “Company”), on January 15, 2021, the Company entered into a stock purchase agreement (the “Purchase Agreement”), pursuant to which the Company agreed to issue and sell, and LF International Pte. Ltd., a Singapore private limited company (the “Investor”), agreed to purchase 170,000 shares of the Company’s newly created Series C Convertible Preferred Stock (“Series C Preferred”). On March 29, 2021, the Company and the Investor entered into an agreement to modify the terms of the Series C Preferred as set forth in Item 5.03 below.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2021, the Company filed an Amended and Restated Certificate of Designation (the “Amended and Restated Certificate of Designation”) of its Series B Convertible Preferred Stock (the “Series B Preferred”) with the Secretary of State of the State of Illinois, which is attached hereto as Exhibit 3.1. Pursuant to the Amended and Restated Certificate of Designation, the voting rights of the Series B Preferred was limited to a maximum of 4.88 votes per share. In addition, the holder’s right to redeem the shares of Series B Preferred was removed.

On March 31, 2021, the Company filed an Amended and Restated Certificate of Designation (the “Amended and Restated Certificate of Designation”) of its Series C Convertible Preferred Stock (the “Series C Preferred”) with the Secretary of State of the State of Illinois, which is attached hereto as Exhibit 3.2. Pursuant to the Amended and Restated Certificate of Designation, the voting rights of the Series C Preferred was limited to a maximum of 5.25 votes per share.

This description of the Amended and Restated Certificates of Designation is only a summary and is qualified in its entirety by reference to the full text of the Amended and Restated Certificates of Designation attached as Exhibit 3.1 and Exhibit 3.2 hereto.

Item 9.01	Financial Statements And Exhibits.

(d) Exhibits

The exhibit listed below is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Designation of Series B Convertible Preferred Stock
3.2	Amended and Restated Certificate of Designation of Series C Convertible Preferred Stock

10.1	Form of Amendment No. 1 to Securities Purchase Agreement between Yunhong CTI Ltd. and LF International Pte. Ltd., dated March 29, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2021

YUNHONG CTI LTD.

By:	/s/ Jennifer Connerty
Jennifer Connerty
Chief Financial Officer